EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         PURSUANT TO U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jay A. Wolf, Director, Chief Financial Officer, Chief Operating Officer and Secretary of Mediavest, Inc., hereby certify, to my knowledge, that the annual report on Form 10-KSB for the period ending December 31, 2005 of Mediavest, Inc. (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Mediavest, Inc.


Dated: April 17, 2006

                                           /s/ Jay A. Wolf
                                           -------------------------------------
                                           Jay A. Wolf
                                           Director, Chief Financial Officer,
                                           Chief Operating Officer and Secretary


A signed original of this written statement required by Section 906 has been provided by the Registrant and will be retained by the Registrant and shall be furnished to the SEC or its staff upon request.